NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Small Company Fund

Supplement dated May 28, 2019
to the Summary Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 6, 2019, the Board approved a new subadvisory agreement with Invesco Advisers, Inc. (“Invesco”) for the NVIT Multi-Manager Small Company Fund, a series of the Trust (the “Fund”). The Board approved this agreement because OppenheimerFunds, Inc. (“Oppenheimer”), a subadviser to the Fund, was acquired by Invesco Ltd., the ultimate parent company of Invesco, pursuant to an agreement reached with Oppenheimer’s indirect parent company, Massachusetts Mutual Life Insurance Company (the “Transaction”). Upon the closing of the Transaction, a change in control of Oppenheimer occurred that caused Oppenheimer’s subadvisory agreement with the Trust to terminate.

Effective immediately, Invesco replaces Oppenheimer as a subadviser to the Fund and the Summary Prospectus is amended as follows:

1.	The reference to “OppenheimerFunds, Inc. (“Oppenheimer”)” under the heading “Subadvisers” on page 4 of the Summary Prospectus is deleted and replaced with “Invesco Advisers, Inc. (“Invesco”).”

2.	The reference to “Oppenheimer” in the table below the heading “Portfolio Managers” on page 4 of the Summary Prospectus is deleted and replaced with “Invesco.”

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Invesco.

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